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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 28, 2003
                   ------------------------------------------
                     Date of Report (Date of earliest event
                                    reported)

                         Oil-Dri Corporation of America
                   ------------------------------------------
                     (Exact name of registrant as specified
                                 in its charter)



              Delaware                0-8675              36-2048898
      -----------------------   -----------------      ----------------
         (State or other          (Commission           (IRS Employer
         jurisdiction of          File Number)         Identification
          incorporation) No.)



              410 North Michigan Avenue
                      Suite 400
                  Chicago, Illinois               60611-4213
             -----------------------------       ------------
                (Address of principal             (Zip Code)
                  executive offices)


                                 (312) 321-1515
                   ------------------------------------------
                          Registrant's telephone number





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ITEM 5.  OTHER EVENTS

On March 28, 2003, the Registrant issued a press release announcing its implementation of price increases. A copy of the press release is attached as
Exhibit 99, and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

(c) Exhibits: The following documents are attached as exhibits to this report:

Exhibit
Number          Description

99              Press Release dated March 28, 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OIL-DRI CORPORATION OF AMERICA



                          By: /s/  Charles P. Brissman
                              --------------------------------
                              Charles P. Brissman
                              Vice President and General Counsel




Date:  March 31, 2003